Exhibit 10.1

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Second Amendment to Third Amended and Restated Credit Agreement," or this "Amendment") is entered into effective as of June 29, 2012, among VANGUARD NATURAL GAS, LLC, a Kentucky limited liability company ("Borrower"), and CITIBANK, N.A., as Administrative Agent and L/C Issuer (the "Administrative Agent"), and the financial institutions defined below as the Existing Lenders, and DEUTSCHE BANK TRUST COMPANY AMERICAS, and JPMORGAN CHASE BANK, N.A., as new Lenders ("New Lenders").

R E C I T A L S

A.           Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Credit Agreement dated as of September 30, 2011, and as amended by a First Amendment to Third Amended and Restated Credit Agreement dated as of November 30, 2011 (collectively, the "Original Credit Agreement").

B.           Borrower has requested certain amendments to the Original Credit Agreement including the increase of the Borrowing Base and the addition of the New Lenders to the credit facility created under the Original Credit Agreement.  Accordingly, the parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms.  All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.  In addition, (i) all references in the Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the "Loan Documents" shall mean the Loan Documents, as amended by this Amendment, the Modification Papers, as the same shall hereafter be amended from time to time.  In addition, the following terms have the meanings set forth below:

"Antero Acquisition Agreement" means that certain Purchase and Sale Agreement between Antero Resources Corporation, as seller, and Vanguard Permian, LLC, as buyer, dated June 1, 2012, and all modifications and amendments thereof.

"Antero Acquisition Documents" means the Antero Acquisition Agreement and all other agreements, assignments, deeds, conveyances, certificates and other documents and instruments now or hereafter executed and delivered by and between Antero Resources Corporation, as seller, and Vanguard Permian, LLC, as buyer, pursuant to the Antero Acquisition Agreement or in connection with the transactions contemplated by the Antero Acquisition Agreement.

"Antero Properties" means those Properties being acquired by Vanguard Permian, LLC pursuant to the Antero Acquisition Documents.

"Effective Date" means June 29, 2012.

"Existing Lenders" means Citibank, N.A., Credit Agricole Corporate and Investment Bank, Royal Bank of Canada, Wells Fargo Bank, National Association, The Bank of Nova Scotia, Barclays Bank PLC, Bank of Montreal, The Royal Bank of Scotland plc, UBS Loan Finance LLC, Comerica Bank, Bank of Scotland plc, New York Branch, Natixis, U.S. Bank National Association, Associated Bank, N.A., Bank of America, N.A., Branch Banking and Trust Company, Capital One, National Association, CIBC Inc., Sumitomo Mitsui Banking Corporation.

“Guarantor/Debtor Confirmation Letter” has the meaning set forth in Section 2.D.

"Modification Papers" means this Amendment, the New Notes, the Replacement Notes, the Guarantor/Debtor Confirmation Letters, the Mortgages of the Antero Properties, the No Material Adverse Change Certificate, and each of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

"New Lenders" has the meaning specified in the opening paragraph.

"New Notes" has the meaning set forth in Section 7 below.

“No Material Adverse Change Certificate” has the meaning set forth in Section 2.L.

"Replacement Notes" has the meaning set forth in Section 7 below.

2. Conditions Precedent.  The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A. Borrowing Base Increase Fee.  Administrative Agent, for the accounts of the Lenders in accordance with their Applicable Percentages, shall have received payment of a Borrowing Base increase fee in the amount of $1,076,066.

B. Second Amendment to Third Amended and Restated Credit Agreement.  This Amendment shall be executed and delivered by each of the parties hereto.

C. Notes.  Borrower shall have executed and delivered the Replacements Notes to the Existing Lenders and the New Notes to the New Lenders.

D. Guarantor/Debtor Confirmation Letters.  Each Guarantor shall have executed a letter in favor of Administrative Agent (each a "Guarantor/Debtor Confirmation Letter") confirming that the Security Instruments previously executed by it remain in full force and effect to secure the Obligations, as increased by this Amendment.

E. Mortgages.  Vanguard Permian, LLC shall have executed and delivered to Administrative Agent Mortgages granting liens to Administrative Agent in the Antero Properties.

F. Flood Insurance Compliance Matters.  Administrative Agent shall have received a list of all "buildings" as defined under Federal Law and shall have confirmed that such buildings are not located in Special Flood Hazard Areas as defined under applicable Federal Law.

G. Authorization Certificates.  Borrower and Vanguard Permian, LLC shall have executed certificates of Responsible Officers satisfactory in form and substance to Administrative Agent authorizing the execution, delivery and performance of the Modification Papers to which they are parties.

H. Acquisition of Antero Properties.  Administrative Agent shall have received a certificate of a Responsible Officer as to the existence of no material adverse changes, and a certificate of a Responsible Officer having attached thereto all of the Antero Acquisition Documents.

I. Antero Property Title Assurances.  Administrative Agent shall have completed such title due diligence as it deems appropriate to confirm that Administrative Agent has received, together with information previously delivered to Administrative Agent, satisfactory title information on at least eighty percent (80%) of the Recognized Value of the Oil and Gas Properties evaluated in the most recent Reserve Report after giving effect to the acquisition of the Antero Properties.

J. Legal Opinions.  There shall have been delivered favorable opinions of counsel of Vanguard Permian, LLC covering such matters incident to the mortgaging of the Antero Properties as Administrative Agent may reasonably request.

K. Fees and Expenses.  Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by Administrative Agent in connection with post-closing work following the execution and delivery of the First Amendment to Third Amended and Restated Credit Agreement dated as of November 30, 2011, and in connection with preparation, negotiation and execution of the Modification Papers.

L. Representations and Warranties.  Administrative Agent shall have received a certificate (the “No Material Adverse Change Certificate”) to the effect that all representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as though such representations and warranties have been made on and as of the Effective Date.

M. Evidence of Insurance – Antero Properties.  Administrative Agent shall have received satisfactory evidence that the Antero Properties have been or are being insured in accordance with the requirements of Section 7.12 of the Original Credit Agreement.

N. No Event of Default.   No Event of Default exists or will exist as a result of the acquisition of the Antero Properties.

3. Amendments to Original Credit Agreement.  On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a) BNP Paribas, the Co-Lead Arranger and the Co-Syndication Agent under the Original Credit Agreement assigned all its right, title and interest under the Original Credit Agreement to Wells Fargo Bank, N.A.   Accordingly, Wells Fargo Bank, N.A., is now the Co-Lead Arranger and the Co-Syndication Agent and reference to "BNP Paribas" on the cover page on the Original Credit Agreement is hereby changed to "Wells Fargo Bank, N.A."

(b) The definition of "LC Commitment" set forth in Section 1.02 of the Original Credit Agreement shall be amended to read in its entirety as follows:

"'LC Commitment' at any time means $50,000,000."

(c) Section 8.01(s) of the Original Credit Agreement shall be amended to read in its entirety as follows:

"(s)           Other Requested Information.  Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Parent, the Borrower or any Subsidiary or Affiliates (including, without limitation, (x) a list of first purchasers which accounted for at least 75% of the total revenues of  the Borrower and its Subsidiaries during the twelve month period ended as of the immediately preceding December 31 or June 30th, as applicable,  and (y) any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request."

(d) Section 8.12(c) of the Original Credit Agreement shall be amended to read in its entirety as follows:

"(c)        With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer certifying that:  (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct in all material respects, (ii) the Borrower or the Subsidiaries own good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no Material Gas Imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.19 with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require the Borrower or any Subsidiary to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of their Oil and Gas Properties have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Administrative Agent, and (v) attached thereto is a schedule of the Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties and demonstrating the percentage of the total value of the Oil and Gas Properties that the value of such Mortgaged Properties represent in compliance with Section 8.14(a)."

(e) The first sentence of Section 8.13(a) of the Original Credit Agreement shall be amended by changing the section reference on the second line thereof from “Section 8.12(a)” to “Section 8.12)”.

(f) The first sentence of Section 8.14(a) of the Original Credit Agreement shall be amended by changing the section reference on the third line thereof from “Section 8.12(c)(vi)” to “Section 8.12(c)(v)”.

(g) The penultimate sentence of Section 9.15 of the Original Credit Agreement shall be amended to read in its entirety as follows:

"Except as permitted by Section 9.12(d), the Borrower shall not, and shall not  permit any Subsidiary to, sell, assign or otherwise dispose of any Equity Interests in any Subsidiary."

(h) Section 10.01(o) of the Original Credit Agreement shall be amended to read in its entirety as follows:

"(o)           a Change in Control shall occur, or the Parent shall cease to own, directly or indirectly, 100% of the Equity Interests in the Borrower or 100% of the Equity Interests of any of the other Guarantors (other than any such Guarantor that has been disposed of pursuant to Section 9.12(d))."

(i) The Citi Term Loan Credit Facility has been repaid in full, and all of the liens and security interests securing the Citi Term Loan Credit Facility have been released.  Accordingly, all references in the Original Credit Agreement to the Citi Term Loan Administrative Agent, the Citi Term Loan Credit Agreement, the Citi Term Loan Credit Facility, the Citi Term Loan Documents, Citi Term Loan Effective Date and the Intercreditor Agreement are hereby removed from the Original Credit Agreement.  In addition, Section 9.02(j) and Section 9.03(f) are hereby removed from the Original Credit Agreement.

4. Flood Insurance Compliance Matters.  If any "building" as defined under Federal Law situated on any of the Antero Properties is located in a special flood hazard area and such building is not then insured by flood insurance policies which meet the requirements of the National Flood Insurance Program under applicable Federal Law, then (i) that building shall be excluded from the coverage of the Mortgage, (ii) Borrower shall obtain flood insurance policies which meet the requirements of the National Flood Insurance Program under applicable Federal Law for such building, and (iii) then the Mortgages shall be amended to include such building as additional Collateral.

5. New Borrowing Base.   As of the Effective Date, the Borrowing Base is hereby increased from $670,000,000 to $975,000,000.

6. Adjustment of Applicable Percentages of Lenders.  The Borrowing Base has been increased to $975,000,000 per Section 5 of this Amendment.  The New Lenders have become Lenders upon their execution of the Amendment.  Accordingly, on the Effective Date, Annex I to the Original Credit Agreement shall be replaced with Annex I to this Amendment and the applicable percentages of the Aggregate Commitments held by each Lender shall be as follows:

(a) Citibank, N.A. will have a Commitment of $60,000,000.00 (6.15384615% of the $975,000,000 Borrowing Base).

(b) Wells Fargo Bank, National Association will have a Commitment of $86,678,321.68 (8.89008427%% of the $975,000,000 Borrowing Base).

(c) Credit Agricole Corporate and Investment Bank will have a Commitment of $55,000,000.00 (5.64102564%% of the $975,000,000 Borrowing Base).

(d) Royal Bank of Canada will have a Commitment of $55,000,000.00 (5.64102564% of the $975,000,000 Borrowing Base).

(e) The Bank of Nova Scotia will have a Commitment of $55,000,000.00 (5.64102564% of the $975,000,000 Borrowing Base).

(f) Barclays Bank PLC will have a Commitment of $55,000,000.00 (5.64102564% of the $975,000,000 Borrowing Base).

(g) Bank of Montreal will have a Commitment of $55,000,000.00 (5.64102564% of the $975,000,000 Borrowing Base).

(h) The Royal Bank of Scotland plc will have a Commitment of $55,000,000.00 (5.64102564% of the $975,000,000 Borrowing Base).

(i) UBS Loan Finance LLC will have a Commitment of $55,000,000.00 (5.64102564% of the $975,000,000 Borrowing Base).

(j) JPMorgan Chase Bank, N.A., will have a Commitment of $55,000,000.00 (5.64102564% of the $975,000,000 Borrowing Base).

(k) Deutsche Bank Trust Company Americas will have a Commitment of $55,000,000.00 (5.64102564% of the $975,000,000 Borrowing Base).

(l) Bank of America, N.A. will have a Commitment of $40,000,000.00 (4.10256410% of the $975,000,000 Borrowing Base).

(m) Comerica Bank will have a Commitment of $40,000,000.00 (4.10256410%  of the $975,000,000 Borrowing Base).

(n) Bank of Scotland plc, New York Branch will have a Commitment of $40,000,000.00 (4.10256410%  of the $975,000,000 Borrowing Base).

(o) Natixis will have a Commitment of $40,000,000.00 (4.10256410%  of the $975,000,000 Borrowing Base).

(p) U.S. Bank National Association will have a Commitment of $40,000,000.00 (4.10256410% of the $975,000,000 Borrowing Base).

(q) Associated Bank, N.A. will have a Commitment of $26,664,335.66 (2.73480366% of the $975,000,000 Borrowing Base).

(r) Branch Banking and Trust Company will have a Commitment of $26,664,335.66 (2.73480366% of the $975,000,000 Borrowing Base).

(s) Capital One, National Association will have a Commitment of $26,664,335.66 (2.73480366% of the $975,000,000 Borrowing Base).

(t) CIBC Inc. will have a Commitment of $26,664,335.66 (2.73480366% of the $975,000,000 Borrowing Base).

(u) Sumitomo Mitsui Banking Corporation will have a Commitment of $26,664,335.66 (2.73480366% of the $975,000,000 Borrowing Base).

7. Replacement Notes and New Notes.  The New Lenders have become Lenders upon their execution of this Amendment, and, on the Effective Date, the Maximum Credit Amounts of all Lenders are now set forth on Annex I to this Amendment.  Accordingly, on the Effective Date, Borrower shall issue the following Notes (Notes to the Existing Lenders are referred to herein as the "Replacement Notes" and Notes to the New Lenders are referred to herein as the "New Notes"):

(a) In the original principal sum of $92,307,692.31 (6.15384615% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Citibank in the amount of $99,650,350 dated November 30, 2011.

(b) In the original principal sum of $133,351,264.12 (8.89008427% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Wells Fargo Bank, National Association in the amount of $94,405,594 dated November 30, 2011.

(c) In the original principal sum of $84,615,384.62 (5.64102564% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Credit Agricole Corporate and Investment Bank in the amount of $94,405,594 dated November 30, 2011.

(d) In the original principal sum of $84,615,384.62 (5.64102564% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Royal Bank of Canada in the amount of $94,405,594 dated November 30, 2011.

(e) In the original principal sum of $84,615,384.62 (5.64102564% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to The Bank of Nova Scotia in the amount of $94,405,594 dated November 30, 2011.

(f) In the original principal sum of $84,615,384.62 (5.64102564% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Barclays Bank PLC in the amount of $94,405,594 dated November 30, 2011.

(g) In the original principal sum of $84,615,384.62 (5.64102564% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Bank of Montreal in the amount of $94,405,594 dated November 30, 2011.

(h) In the original principal sum of $84,615,384.62 (5.64102564% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to The Royal Bank of Scotland plc in the amount of $94,405,594 dated November 30, 2011.

(i) In the original principal sum of $84,615,384.62 (5.64102564% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to UBS Loan Finance LLC in the amount of $94,405,594 dated November 30, 2011.

(j) Borrower shall issue to JPMorgan Chase Bank, N.A., a New Note in the original principal sum of $84,615,384.62 (5.64102564% of the $1,500,000,000 Maximum Credit Amount).

(k) Borrower shall issue to Deutsche Bank Trust Company Americas a New Note in the original principal sum of $84,615,384.62 (5.64102564% of the $1,500,000,000 Maximum Credit Amount).

(l) In the original principal sum of $61,538,461.54 (4.10256410% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Bank of America, N.A. in the amount of $46,153,846 dated November 30, 2011.

(m) In the original principal sum of $61,538,461.54 (4.10256410% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Comerica Bank in the amount of $67,132,867 dated November 30, 2011.

(n) In the original principal sum of $61,538,461.54 (4.10256410% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Bank of Scotland plc, New York Branch in the amount of $67,132,867 dated November 30, 2011.

(o) In the original principal sum of $61,538,461.54 (4.10256410% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Natixis in the amount of $67,132,867 dated November 30, 2011.

(p) In the original principal sum of $61,538,461.54 (4.10256410% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to U.S. Bank National Association in the amount of $67,132,867 dated November 30, 2011.

(q) In the original principal sum of $41,022,054.87 (2.73480366% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Associated Bank, N.A. in the amount of $46,153,846 dated November 30, 2011.

(r) In the original principal sum of $41,022,054.87 (2.73480366% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Branch Banking and Trust Company in the amount of $46,153,846 dated November 30, 2011.

(s) In the original principal sum of $41,022,054.87 (2.73480366% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Capital One, National Association in the amount of $46,153,846 dated November 30, 2011.

(t) In the original principal sum of $41,022,054.87 (2.73480366% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to CIBC Inc. in the amount of $46,153,846 dated November 30, 2011.

(u) In the original principal sum of $41,022,054.87 (2.73480366% of the $1,500,000,000 Maximum Credit Amount) to replace the existing note to Sumitomo Mitsui Banking Corporation in the amount of $46,153,846 dated November 30, 2011.

8. Concerning the New Lenders.

(a) In connection herewith, each of the Existing Lenders irrevocably sells and assigns to each New Lender, and each New Lender, severally and not jointly, hereby irrevocably purchases and assumes from the Existing Lenders, as of the Effective Date, so much of each Existing Lender's Commitment, outstanding Loans and participations in Letters of Credit, and rights and obligations in its capacity as a Lender under the Original Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any guaranties and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of any Existing Lender against any Person, whether known or unknown, arising under or in connection with the Original Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby), such that each Existing Lender's and each New Lender's Commitment, Applicable Percentage of the outstanding Loans and participations in Letters of Credit, and rights and obligations as a Lender shall be equal to its Applicable Percentage and Commitment set forth on Annex I to this Amendment.  Each New Lender acknowledges and agrees that the sale and assignment, and purchase and assumption hereunder is without recourse to the Existing Lenders (or any other Lender) and without any warranties whatsoever by the Existing Lenders, any other Lender or the Administrative Agent, except that each Existing Lender represents and warrants to the New Lenders that (i) it is the legal and beneficial owner of the Loans, Letters of Credit, and Commitments being assigned hereunder, free and clear of any lien, encumbrance or any adverse claim, and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby.

(b) Upon the Effective Date, all Loans and participations in Letters of Credit of the Existing Lenders outstanding immediately prior to the Effective Date shall be, and hereby are, restructured, rearranged, renewed, extended and continued as provided in this Amendment and shall continue as Loans and participations in Letters of Credit of each Existing Lender and each New Lender, respectively, under the Original Credit Agreement.

(c) Each New Lender represents and warrants to the Administrative Agent as follows:

(i) it has received a copy of the Original Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;

(ii) it has, independently and without reliance upon any Lender or any related party of the Administrative Agent or any Lender (an "Agent-Related Person") and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement;

(iii) it will, independently and without reliance upon any Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties.

(d) Each New Lender acknowledges as follows:

(i) no Lender or any Agent-Related Person has made any representation or warranty to it, and no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Lender or any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;

(ii) except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and

(iii) on the Effective Date, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 of this Amendment, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if it were an original Lender signatory thereto.

(e) On the Effective Date, each New Lender agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article XI of the Credit Agreement).

9. Certain Representations.  Borrower represents and warrants that, as of the Effective Date:  (a) Borrower has full power and authority to execute the Modification Papers and the Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof.  In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.

10. No Further Amendments.  Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

11. Acknowledgments and Agreements.  Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.  Borrower, Administrative Agent, Issuing Bank and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect.  Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Amendment.  Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Credit Agreement.

12. Limitation on Agreements.  The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

13. Confirmation of Security.  Borrower hereby confirms and agrees that all of the Security Instruments which presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

14. Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

15. Incorporation of Certain Provisions by Reference.  The provisions of Section 12.09. of the Original Credit Agreement captioned "GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL" are incorporated herein by reference for all purposes.

16. Entirety, Etc.  This Amendment and all of the other Loan Documents embody the entire agreement between the parties.  THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank.  Signature pages follow.]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                                                                VANGUARD NATURAL GAS, LLC

By:         /s/ Richard Robert
Richard Robert
Executive Vice President
and Chief Financial Officer

ADMINISTRATIVE AGENT:                                     CITIBANK, N.A.
as Administrative Agent

By:         /s/ Phil Ballard
Phil Ballard
Vice President

LENDERS:                                                                CITIBANK, N.A.

By:         /s/ Phil Ballard
Phil Ballard
Vice President

LENDERS:                                                                WELLS FARGO BANK, N.A.

By:           /s/ Michael Real
Name:     Michael Real
Title:       Director

LENDERS:                                                                CREDIT AGRICOLE CORPORATE &
INVESTMENT BANK

By:           /s/ Tom Byargean
Name:     Tom Byargean
Title:       Managing Director

By:           /s/ Sharada Manne
Name:     Sharada Manne
Title:       Managing Director

LENDERS:                                                                ROYAL BANK OF CANADA

By:           /s/ Kristan Spivey
Name:     Kristan Spivey
Title:       Authorized Signatory

LENDERS:                                                                THE BANK OF NOVA SCOTIA

By:           /s/ Terry Donavan
Name:      Terry Donavan
Title:        Managing Director

LENDERS:                                                                BARCLAYS BANK PLC

By:           /s/ Vanessa A. Kurbatskiy
Name:      Vanessa A. Kurbatskiy
Title:        Vice President

LENDERS:	BANK OF MONTREAL

By:           /s/ Kevin Utsey
Name:     Kevin Utsey
Title:       Director

LENDERS:                                                                THE ROYAL BANK OF SCOTLAND plc

By:           /s/ Sanjay Remond
Name:     Sanjay Remond
Title:       Authorized Signatory

LENDERS:	UBS LOAN FINANCE LLC

By:           /s/ Mary E. Evans
Name:     Mary E. Evans
Title:       Associate Director

By:           /s/ Irga R. Otsa
Name:      Irja R. Otsa
Title:        Associate Director

LENDERS:                                                                JPMORGAN CHASE BANK, N.A.

By:           /s/ David Morris
Name:      David Morris
Title:        Authorized Officer

LENDERS:	DEUTSCHE BANK TRUST COMPANY AMERICAS

By:           /s/ Courtney E. Meehan
Name:     Courtney E. Meehan
Title:       Vice President

By:           /s/ Michael Getz
Name:     Michael Getz
Title:       Vice President

LENDERS:                                                                BANK OF AMERICA, N.A.

By:           /s/ Jeffrey H. Rathkamp
Name:     Jeffrey H. Rathkamp
Title:       Managing Director

LENDERS:                                                                COMERICA BANK

By:           /s/ Justin Crawford
Name:     Justin Crawford
Title:       Vice President

LENDERS:                                                                BANK OF SCOTLAND PLC, NEW YORK
BRANCH

By:           /s/ Julie R. Franklin
Name:      Julie R. Franklin
Title:        Vice President

LENDERS:                                                                NATIXIS

By:           /s/ Timothy L. Polvado
Name:      Timothy L. Polvado
Title:        Senior Managing Director

By:           /s/ Kenyatta Gibbs
Name:     Kenyatta Gibbs
Title:       Director

LENDERS:	U.S. BANK NATIONAL ASSOCIATION

By:           /s/ Mark E. Thompson
Name:      Mark E. Thompson
Title:        Senior Vice President

LENDERS:                                                                ASSOCIATED BANK, N.A.

By:           /s/ Farhan Iqbal
Name:      Farhan Iqbal
Title:        Vice President

LENDERS:                                                                BRANCH BANKING AND TRUST COMPANY

By:           /s/ Jeff Forbis
Name:      Jeff Forbis
Title:       Senior Vice President

LENDERS:                                                                CAPITAL ONE, NATIONAL ASSOCIATION

By:           /s/ Matthew Molero
Name:     Matthew Molero
Title:       Vice President

LENDERS:                                                                CIBC INC.

By:           /s/ Robert Casey
Name:     Robert Casey
Title:       Authorized Signatory

By:           /s/ Jonathan J. Kim
Name:     Jonathan J. Kim
Title:       Authorized Signatory

LENDERS:	SUMITOMO MITSUI BANKING
CORPORATION

By:           /s/ Shuji Yabe
Name:      Shuji Yabe
Title:        Managing Director

ANNEX I

List of Maximum Credit Amounts as of Effective Date of Second Amendment

Name of Lender	Applicable Percentage	Commitment	Maximum Credit Amount
Citibank, N.A.	6.15384615%	60,000,000.00	92,307,692.31
Wells Fargo Bank, National Association	8.89008427%	86,678,321.68	133,351,264.12
Credit Agricole Corporate and Investment Bank	5.64102564%	55,000,000.00	84,615,384.62
Royal Bank of Canada	5.64102564%	55,000,000.00	84,615,384.62
The Bank of Nova Scotia	5.64102564%	55,000,000.00	84,615,384.62
Barclays Bank PLC	5.64102564%	55,000,000.00	84,615,384.62
Bank of Montreal	5.64102564%	55,000,000.00	84,615,384.62
The Royal Bank of Scotland plc	5.64102564%	55,000,000.00	84,615,384.62
UBS Loan Finance LLC	5.64102564%	55,000,000.00	84,615,384.62
JPMorgan Chase Bank, N.A.	5.64102564%	55,000,000.00	84,615,384.62
Deutsche Bank Trust Company Americas	5.64102564%	55,000,000.00	84,615,384.62
Bank of America, N.A.	4.10256410%	40,000,000.00	61,538,461.54
Comerica Bank	4.10256410%	40,000,000.00	61,538,461.54
Bank of Scotland plc, New York Branch	4.10256410%	40,000,000.00	61,538,461.54
Natixis	4.10256410%	40,000,000.00	61,538,461.54
U.S. Bank National Association	4.10256410%	40,000,000.00	61,538,461.54
Associated Bank, N.A.	2.73480366%	26,664,335.66	41,022,054.87
Branch Banking and Trust Company	2.73480366%	26,664,335.66	41,022,054.87
Capital One, N.A.	2.73480366%	26,664,335.66	41,022,054.87
CIBC Inc.	2.73480366%	26,664,335.66	41,022,054.87
Sumitomo Mitsui Banking Corporation	2.73480366%	26,664,335.66	41,022,054.87

TOTAL	100%	$975,000,000	$1,500,000,000